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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): September 20, 1999

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                                  MESABI TRUST
             (Exact name of registrant as specified in its charter)

         New York                         1-4488             13-6022277
  (State of or other juris-            (Commission         (I.R.S. Employer
 diction  of incorporation)            File Number)        Identification No.)



                            c/o Bankers Trust Company
                        Corporate Trust and Agency Group
       P. O. Box 318, Church Street Station, New York, New York 10008-0318
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 250-6519

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ITEM 5.  OTHER EVENTS.

The Mesabi Trustees report that a press release dated September 20, 1999, a copy of which is filed herewith as Exhibit 99.1, was made publicly available on September 20, 1999 which included information concerning the following recent developments: (i) the New York Stock Exchange ("NYSE") has advised Mesabi Trust Trustees that under further review, the Units of Beneficial Interest ("Units") are considered by the NYSE to be a "special security" and the Units will continue to be listed under the NYSE, and (ii) Northshore Mining Company announced on September 17, 1999 that it is canceling its previously announced plan to shutdown its entire operation, although it will continue to keep its smallest pelleting furnace down until the end of this year. The revised plan would result in Northshore producing approximately 3.8 million tons of iron ore pellets for the full year 1999. Northshore did not announce, and the Trustees are not able to forecast, the volume of shipments of iron ore pellets for the year.

The volume of shipments of iron ore pellets by Northshore and pellet sales prices vary from quarter to quarter and year to year based on a number of factors including weather conditions on the Great Lakes, the requested delivery schedules of customers and general economic conditions in the iron ore industry. The resulting royalties to the Trust are dependent on the volume of shipments for the quarter and the year to date, the pricing of the iron ore product sales, and the percentage of iron ore shipments which is from Mesabi Trust lands rather than other lands.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         b.       PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         c.       EXHIBITS.

                  99.1     Press Release dated September 20, 1999


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    MESABI TRUST
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                                                    (Registrant)

                                            By: BANKERS TRUST COMPANY
                                              ----------------------------
                                                Corporate Trustee
                                                Principal Administrative Officer
                                                and duly authorized signatory*


Date: September 24, 1999                    By:  /s/ Ednora Linares
                                              ----------------------------
                                                    Ednora Linares
                                                    Assistant Vice President


* There are no directors
  or executive officers
  of the registrant


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                                INDEX TO EXHIBITS
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ITEM                                                           METHOD OF FILING
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
99.1           Press Release dated September 20, 1999.         Filed electronically
                                                               herewith.
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